


                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 1

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                             Lee Servicing Company reports the following
                    information pertaining to Series 1997-2 Sub-Pool 1 for November 25, 1997, the Remittance date.

                                                 Due period ended: November 1, 1997

====================================================================================================================================

 1 Total Actual Principal Collections                                      2,595,126.87
 2 Total Actual Interest Collections                                       1,221,958.37
 3 Less: Service Fees Previously Remitted                                     62,159.36
 4 Additional Proceeds                                                             0.00
                                                                           ------------
 5   Total Collections:                                                    3,754,925.88

   Monthly Advances
   ----------------
 6 Delinquent Interest                                                        29,129.92
 7 Compensating Interest                                                       8,037.01
 8 Cross Collateral Deposit                                                        0.00
 9 Reserve Withdrawal per Sec. 6.14c                                               0.00
                                                                           ------------
10   Available Remittance Amount:                                          3,792,092.81

   Fees
   ----
   Service Fees                                                               39,823.84
11 Expense Account Deposit:                                                    3,137.59
                                                                           ------------
12   Adjusted Remittance Amount:                                           3,749,131.38

   Remaining Amount Available:
   ---------------------------
13   Adjusted Remittance Amount                                            3,749,131.38
14   Insured Payments                                                              0.00
15   Supplemental Interest Due                                                     0.00
16   Insurance Account Deposit @ 13 bp
        the Ending Principal Balance                                          13,596.22
17   Cross Collateral Withdrawal                                                   0.00
18   Class Remittance Amounts                                              3,735,535.16
19   Supplemental Interest not Previously
         Reimbursed                                                                0.00
20   Non-Recoverable Advances not
        Previously Reimbursed                                                      0.00
                                                                           ------------
21 Total Remaining Amount Available:                                               0.00
                                                                           ============

   Amount of Reimbursements Pursuant to Sec. 5.04
22   Servicing Fee                                                                 0.00
23   Monthly Advances and Servicer Advances                                        0.00
24   Other Mortgage Payments                                                       0.00
25   Interest Earned on P&I Deposits                                               0.00
26   Additional Servicing Compensation                                             0.00

====================================================================================================================================




                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 1

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                             Lee Servicing Company reports the following
                    information pertaining to Series 1997-2 Sub-Pool 1 for November 25, 1997, the Remittance date.

                                                 Due period ended: November 1, 1997

====================================================================================================================================

                                                            Total             Class A-1           Class A-2            Class A-3
                                                            -----             ---------           ---------            ---------
27 Loans Outstanding - BOM                                       2379
28 Opening Loan Balance                                131,246,697.32       45,834,282.59       14,631,288.11         24,419,115.33
29 Pre-Funding Account Balance                                   0.00                0.00                0.00                  0.00
30 Initial Overcollateralization                         3,147,984.01        2,379,251.42          131,685.16            219,778.00
31 Realized Losses, LTD                                          0.00                0.00                0.00                  0.00
32 Carryforward Amount                                           0.00                0.00                0.00                  0.00
                                                       --------------       -------------       -------------         -------------
33 Total Class Principal Balance                       128,098,713.31       43,455,031.17       14,499,602.95         24,199,337.33
34    Pool Factor per Loan Balance                         97.6203809%         34.0912207%         10.8826504%           18.1627682%
35    Pool Factor per Class Balance                        95.2789323%         32.3215500%         10.7847039%           17.9992988%

36 Excess Spread                                                 0.00
37 Cross Collateral Withdrawal                                   0.00
38 Cross Collateral Deposit                                      0.00                0.00
39 Additional Principal due Class A                        453,670.86          453,670.86
40 Interest Remittance @ Pass-Through Rates                686,737.43          202,200.18           80,593.63            136,322.93
41 Supplemental Interest Remittance                              0.00                0.00                0.00                  0.00

   Principal Reductions:
   ---------------------
42    Class 1A-5 Lockout Remittance                              0.00
43    Prepayments - Number                                         47                  47
44    Prepayments - Dollar                               2,218,600.09        2,218,600.09                0.00                  0.00
45    Net Liquidation Proceeds                                   0.00                0.00                0.00                  0.00
46    Curtailments                                         190,428.73          190,428.73                0.00                  0.00
47    Normal and Excess Payments                           186,098.05          186,098.05                0.00                  0.00
48    Pre-Funding Account Transfer                               0.00                0.00                0.00                  0.00
                                                       --------------       -------------       -------------         -------------
49 Total Principal Remittance                            2,595,126.87        2,595,126.87                0.00                  0.00
50 Additional Principal Reduction                          453,670.86          453,670.86                0.00                  0.00
                                                       --------------       -------------       -------------         -------------
51 Total Remittance                                      3,735,535.16        3,250,997.91           80,593.63            136,322.93
                                                       ==============       =============       =============         =============

52 Current Month Realized Loss - Number                             0                   0
53 Current Month Realized Loss - Dollar                          0.00                0.00

   Class Principal Balance - EOM
   -----------------------------
54 Loans Outstanding - EOM                                       2332
55 Closing Loan Balance                                128,651,570.45       43,239,155.72       14,631,288.11         24,419,115.33
56 Pre-Funding Account Balance                                   0.00                0.00                0.00                  0.00
57 Additional Principal Reduction, LTD                   3,601,654.87        2,832,922.28          131,685.16            219,778.00
58 Realized losses, LTD                                          0.00                0.00                0.00                  0.00
                                                       --------------       -------------       -------------         -------------
59 Total Class Principal Balance                       125,049,915.58       40,406,233.44       14,499,602.95         24,199,337.33
60    Pool Factor per Loan Balance                         95.6901437%         32.1609834%         10.8826504%           18.1627682%
61    Pool Factor per Class Balance                        93.0112578%         30.0538755%         10.7847039%           17.9992989%

====================================================================================================================================


====================================================================================================================================

                                                                  Class A-4           Class A-5        Class R
                                                                  ---------           ---------        ---------
27 Loans Outstanding - BOM
28 Opening Loan Balance                                         13,117,706.59        33,244,304.70
29 Pre-Funding Account Balance                                           0.00                 0.00
30 Initial Overcollateralization                                   118,062.57           299,206.86
31 Realized Losses, LTD                                                  0.00                 0.00
32 Carryforward Amount                                                   0.00                 0.00
                                                                -------------        -------------
33 Total Class Principal Balance                                12,999,644.02        32,945,097.84
34    Pool Factor per Loan Balance                                  9.7568590%          24.7268827%
35    Pool Factor per Class Balance                                 9.6690448%          24.5043347%

36 Excess Spread                                                                                         0.00
37 Cross Collateral Withdrawal                                                                           0.00
38 Cross Collateral Deposit
39 Additional Principal due Class A
40 Interest Remittance @ Pass-Through Rates                         76,264.58           191,356.11
41 Supplemental Interest Remittance                                      0.00                 0.00

   Principal Reductions:
   ---------------------
42    Class 1A-5 Lockout Remittance                                                           0.00
43    Prepayments - Number
44    Prepayments - Dollar                                               0.00                 0.00
45    Net Liquidation Proceeds                                           0.00                 0.00
46    Curtailments                                                       0.00                 0.00
47    Normal and Excess Payments                                         0.00                 0.00
48    Pre-Funding Account Transfer                                       0.00                 0.00
                                                                -------------        -------------       ----
49 Total Principal Remittance                                            0.00                 0.00
50 Additional Principal Reduction                                        0.00                 0.00
                                                                -------------        -------------       ----
51 Total Remittance                                                 76,264.58           191,356.11       0.00
                                                                =============        =============       ====

52 Current Month Realized Loss - Number
53 Current Month Realized Loss - Dollar

   Class Principal Balance - EOM
   -----------------------------
54 Loans Outstanding - EOM
55 Closing Loan Balance                                         13,117,706.59        33,244,304.70
56 Pre-Funding Account Balance                                           0.00                 0.00
57 Additional Principal Reduction, LTD                             118,062.57           299,206.86
58 Realized losses, LTD                                                  0.00                 0.00
                                                                -------------        -------------
59 Total Class Principal Balance                                12,999,644.02        32,945,097.84
60      Pool Factor per Loan Balance                                9.7568590%          24.7268827%
61      Pool Factor per Class Balance                               9.6690448%          24.5043347%

====================================================================================================================================




                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 1

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                             Lee Servicing Company reports the following
                    information pertaining to Series 1997-2 Sub-Pool 1 for November 25, 1997, the Remittance date.

                                                 Due period ended: November 1, 1997

====================================================================================================================================

                                                                    Total             Class-A-1           Class A-2
                                                                    -----             ---------           ---------
62 Weighted Note Rate - THIS Remittance                             11.53447%
63 Weighted Note Rate - NEXT Remittance                             11.52071%

64 Related Remittance Period for Libor Rate                        27-Oct-97             thru             24-Nov-97
65 Days in Related Period                                                 29

66 Pass-Through Rates                                                                    5.77625%               6.67%

67 Weighted Average Remaining Term                                    212.47

68 Original Pool - Principal Balance                           94,729,249.31       35,625,326.78       10,124,599.82
69 Original Pool - Pre-Funding Account                         40,937,753.72       15,395,676.25        4,375,400.18
70 Original Pool - Additional Principal Reduction               1,221,003.03        1,221,003.03                0.00
                                                              --------------       -------------       -------------
71 Original Pool Total                                        134,446,000.00       49,800,000.00       14,500,000.00
72 Original Pool - Number of Loans                                      1674

------------------------------------------------------------------------------------------------------------------------------------

   Class A Overcollateralization Reconciliation
   --------------------------------------------
                                                               Beg. of Month        Current Month        End of Month
                                                               -------------        -------------        ------------
73 Additional Principal Reduction, LTD*                         3,147,984.01          453,670.86        3,601,654.87
74 Cross Collateral Deposits                                            0.00                0.00                0.00
75 Less:  Realized Losses, LTD                                          0.00                0.00                0.00
                                                              --------------       -------------       -------------
76 Overcollateralization of Principal                           3,147,984.01          453,670.86        3,601,654.87
                                                              ==============       =============       =============

77 Base Overcollateralization Required                                                                  7,800,852.67
78 Required Overcollateralization Amount                                                                7,800,852.67

   Current Month Subordinated Amount                           Beg. of Month        Current Month        End of Month
   --------------------------------                            -------------        -------------        ------------
79 Original Subordinated Amount                                16,890,541.87         N/A               16,890,541.87
80 Less: Cumulative Realized Losses                                     0.00                0.00                0.00
81 Plus: Cumulative Additional Proceeds                                 0.00                0.00                0.00
                                                              --------------       -------------       -------------
82 Current Subordinated Amount                                 16,890,541.87                           16,890,541.87
                                                              ==============                           =============

   Nonrecoverable Advance Reconciliation
   -------------------------------------
83 Beginning of Month                                                                       0.00
84 Current Month Unpaid Nonrecoverable Advance                                              0.00
85 Less: Current Month Reimbursement                                                        0.00
                                                                                   -------------
86 End of Month                                                                             0.00

====================================================================================================================================


                                                                Class A-3             Class A-4            Class A-5
                                                                ---------             ---------            ---------
62 Weighted Note Rate - THIS Remittance
63 Weighted Note Rate - NEXT Remittance

64 Related Remittance Period for Libor Rate
65 Days in Related Period

66 Pass-Through Rates                                                    6.76%                 7.04%                6.97%

67 Weighted Average Remaining Term

68 Original Pool - Principal Balance                            16,897,607.98          9,077,227.43        23,004,487.30
69 Original Pool - Pre-Funding Account                           7,302,392.02          3,922,772.57         9,941,512.70
70 Original Pool - Additional Principal Reduction                        0.00                  0.00                 0.00
                                                                -------------         -------------        -------------
71 Original Pool Total                                          24,200,000.00         13,000,000.00        32,946,000.00
72 Original Pool - Number of Loans

------------------------------------------------------------------------------------------------------------------------------------

   Class A Overcollateralization Reconciliation
   --------------------------------------------

73 Additional Principal Reduction, LTD*
74 Cross Collateral Deposits
75 Less:  Realized Losses, LTD
76 Overcollateralization of Principal

77 Base Overcollateralization Required
78 Required Overcollateralization Amount

   Current Month Subordinated Amount
   --------------------------------
79 Original Subordinated Amount
80 Less: Cumulative Realized Losses
81 Plus: Cumulative Additional Proceeds
82 Current Subordinated Amount

   Nonrecoverable Advance Reconciliation
   -------------------------------------
83 Beginning of Month
84 Current Month Unpaid Nonrecoverable Advance
85 Less: Current Month Reimbursement
86 End of Month

====================================================================================================================================




                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 1

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                             Lee Servicing Company reports the following
                    information pertaining to Series 1997-2 Sub-Pool 1 for November 25, 1997, the Remittance date.

  Due period ended: November 1, 1997

====================================================================================================================================

                                                                             Class               Class                 Class
                                                         Total                 A1                  A2                    A3
                                                         -----               -----               -----                 -----
87 Total Class Principal - Original Pool            $134,446,000.00      $49,800,000.00      $14,500,000.00        $24,200,000.00
88 Interest Remittance Amount                            686,737.43          202,200.18           80,593.63            136,322.93
89 Interest Rate Factor/1000                               5.107905            4.060245            5.558181              5.633179

90 Total Principal Collections                         2,595,126.87        2,595,126.87                0.00                  0.00
91 Prefunding Account Excess                                   0.00                0.00                0.00                  0.00
92 Additional Principal Reduction                        453,670.86          453,670.86                0.00                  0.00
                                                    ---------------      --------------      --------------        --------------
93 Principal Remittance Amount                         3,048,797.73        3,048,797.73                0.00                  0.00
94 Principal Payment Factor/1000                          22.676746           61.220838            0.000000              0.000000
95 Current Month Ending Principal Factor                 930.112578          811.370149          999.972617            999.972617

96 Prior Month Principal Factor                          952.789324          872.590987          999.972617            999.972617


===================================================================================================================================

                                                          Class                Class
                                                            A4                   A5
                                                          -----               -----
87 Total Class Principal - Original Pool             $13,000,000.00      $32,946,000.00
88 Interest Remittance Amount                             76,264.58          191,356.11
89 Interest Rate Factor/1000                               5.866506            5.808174

90 Total Principal Collections                                 0.00                0.00
91 Prefunding Account Excess                                   0.00                0.00
92 Additional Principal Reduction                              0.00                0.00
                                                    ---------------      --------------
93 Principal Remittance Amount                                 0.00                0.00
94 Principal Payment Factor/1000                           0.000000            0.000000
95 Current Month Ending Principal Factor                 999.972617          999.972617

96 Prior Month Principal Factor                          999.972617          999.972617

====================================================================================================================================




                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 2

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                             Lee Servicing Company reports the following
                    information pertaining to Series 1997-2 Sub-Pool 2 for November 25, 1997, the Remittance date.

                                                   Period Ended: November 1, 1997

====================================================================================================================================

 1 Total Actual Principal Collections                                               3,021,749.44
 2 Total Actual Interest Collections                                                1,284,322.77
 3 Less: Service Fees Previously Remitted                                              78,837.08
 4 Additional Proceeds                                                                      0.00
                                                                                    ------------
 5   Total Collections:                                                             4,227,235.13

   Monthly Advance
   ---------------
 6   Delinquent Interest                                                              103,446.62
 7   Compensating Interest                                                             10,097.91
 8   Amounts Held for Future Distributions                                                  0.00
 9 Reserve Withdrawal Per Sec. 6.08 VII                                                     0.00
                                                                                    ------------
10 Available Remittance Amount:                                                     4,340,779.66

     Less: Service Fees                                                                49,811.95
11   Less: Expense Account Deposit                                                      3,852.15
12   Cross Collateral Deposit                                                               0.00
                                                                                    ------------
13 Adjusted Remittance Amount:                                                      4,287,115.56

   Remaining Amount Available:
   ---------------------------
14   Adjusted Remittance Amount                                                     4,287,115.56
15   Insured Payments                                                                       0.00
16   Supplemental Interest Due                                                              0.00
17   Insurance Account Deposit @ 13bp
       the Ending Class Principal Balance                                              16,692.64
18   Class Remittance Amounts                                                       4,270,422.92
19   Cross Collateral Withdrawal                                                            0.00
20   Supplemental Interest not Previously Reimbursed                                        0.00
21   Non-Recoverable Advances not
       Previously Reimbursed                                                                0.00
                                                                                    ------------
22 Total Remaining Amount Available:                                                        0.00
                                                                                    ============
   Amount of Reimbursements Pursuant to Sec. 5.04
   ----------------------------------------------
23   Servicing Fee                                                                          0.00
24   Monthly Advances and Servicer Advances                                                 0.00
25   Other Mortgage Payments                                                                0.00
26   Interest Earned on P&I Deposits                                                        0.00
27   Additional Servicing Compensation                                                      0.00

===================================================================================================================================




                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 2

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                             Lee Servicing Company reports the following
                    information pertaining to Series 1997-2 Sub-Pool 2 for November 25, 1997, the Remittance date.

                                                   Period Ended: November 1, 1997

====================================================================================================================================

                                                               Total                Class 2-A                   Class R
                                                               -----                ---------                   -------
28      Number of Loans                                              1360
29 Original Principal Balance                              163,578,227.15          163,578,227.15*
30 Original Pre-Funding Account Balance                              0.00                    0.00*
31 Initial Overcollateralization                             6,470,613.59            6,470,613.59
32 Realized Losses, LTD                                              0.00                    0.00
33 Carryforward Amount                                               0.00                    0.00
                                                           --------------          --------------
34 Opening Class Principal Balance                         157,107,613.56          157,107,613.56
35     Pool Factor per Loan Balance                            97.6271692%             97.6271692%
36     Pool Factor per Class Balance                          100.0000000%            100.0000000%

37 Excess Spread                                                    (0.00)                                        (0.00)
38 Additional Principal due Class A                            502,450.50              502,450.50
39 Cross Collateral Deposit                                          0.00                    0.00
40 Cross Collateral Withdrawal                                       0.00                                          0.00
41 Interest Remittance                                         746,222.98              746,222.98
42 Supplemental Interest Remittance                                  0.00                    0.00

   Principal Reductions:
   ---------------------
43     Prepayments - Number                                            26                      26
44     Prepayments - Dollar                                  2,871,762.38            2,871,762.38
45     Net Liquidation Proceeds                                      0.00                    0.00
46     Curtailments                                             57,855.92               57,855.92
47     Normal and Excess Payments                               92,131.14               92,131.14
                                                           --------------          --------------                 -----
48 Total Principal Remittance                                3,021,749.44            3,021,749.44
49 Additional Principal Reduction                              502,450.50              502,450.50
                                                           --------------          --------------                 -----
50 Total Remittance                                          4,270,422.92            4,270,422.92                 (0.00)
                                                           ==============          ==============                 =====
51 Carryforward Amount                                               0.00
52 Current Month Realized Loss - Number                                 0                                             0
53 Current Month Realized Loss - Dollar                              0.00                                          0.00

   Class Principal Balance - EOM
   -----------------------------
54     Number of Loans                                    #          1334
55 Closing Loan Balance                                    160,556,477.71          160,556,477.71
56 Pre-Funding Account Balance                                       0.00                    0.00
57 Additional Principal Reduction, LTD                       6,973,064.09            6,973,064.09
58 Realized Losses, LTD                                              0.00                    0.00
59 Carryforward Amount                                               0.00                     0.0
                                                           --------------          --------------
60 Closing Class Principal Balance                         153,583,413.62          153,583,413.62
61     Pool Factor per Loan Balance                            95.8237211%             95.8237211%
62     Pool Factor per Class Balance                           91.6620395%             91.6620395%

====================================================================================================================================




                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 2

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                             Lee Servicing Company reports the following
                    information pertaining to Series 1997-2 Sub-Pool 2 for November 25, 1997, the Remittance date.

                                                  Period Ended: November 1, 1997

====================================================================================================================================

                                                                             Total                 Class A1
                                                                             -----                 --------
63 Weighted Note Rate - This Remittance:                                        10.26453%
64 Weighted Note Rate - Next Remittance:                                        10.31404%

65 Pass-Through Rate:                                                            5.89625%               5.89625%

66 Related Remittance Period:                                                  27-Oct-97                 thru          24-Nov-97
67 Days in Related Period:                                                            29

68 Weighted Average Remaining Term                                                347.30

69 Original Pool - Principal Balance                                      119,164,842.18          119,164,842.18
70 Original Pool - Pre-Funding Account Balance                             52,861,851.87           52,861,851.87
71 Original Pool - Initial Overcollateralization                            4,472,694.05            4,472,694.05
                                                                          --------------          --------------
72 Original Pool - Class Principal Balance                                167,554,000.00          167,554,000.00
73 Original Pool - Number of Loans                                                  1002


   Class A Overcollateralization Reconciliation
   --------------------------------------------
                                                                         Beginning of Month       Current Month       End of Month
                                                                         ------------------       -------------       ------------

74 Initial Overcollateralization*                                           6,470,613.59              502,450.50      6,973,064.09
75 Cross Collateral Deposits, LTD                                                   0.00                    0.00              0.00
76 Less:  Realized Losses, LTD                                                      0.00                    0.00              0.00
                                                                           -------------          --------------     -------------
77 Overcollateralization of Principal                                       6,470,613.59              502,450.50      6,973,064.09
                                                                           =============          ==============     =============
78 Base Overcollateralization Requirement                                                                             7,913,228.20
79 Required Overcollateralization                                                                                     7,913,228.20

   Current Month Subordinated Amount                                     Beginning of Month       Current Month      End of Month
   ---------------------------------                                     ------------------       -------------      ------------
80 Original Subordinated Amount                                            17,804,763.45               N/A           17,804,763.45
81 Less: Cumulative Realized Losses                                                 0.00                    0.00              0.00
82 Plus: Cumulative Additional Proceeds                                             0.00                    0.00              0.00
                                                                           -------------          --------------     -------------
83 Current Subordinated Amount                                             17,804,763.45                             17,804,763.45
                                                                           =============                             =============

   Nonrecoverable Advance Reconciliation
   -------------------------------------
84 Beginning of Month                                                               0.00
85 Current Month Nonrecoverable Advance                                             0.00
86 Less: Current Month Reimbursment                                                 0.00
                                                                           -------------
87 End of Month                                                                     0.00
                                                                           =============

====================================================================================================================================




                                                      ALLIANCE FUNDING COMPANY
                                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                          1997-2 Sub-Pool 2

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                             Lee Servicing Company reports the following
                    information pertaining to Series 1997-2 Sub-Pool 2 for November 25, 1997, the Remittance date.

                                                   Period Ended: November 1, 1997

====================================================================================================================================

                                                                                             Class
                                                                                              A1
                                                                ---------------         ---------------
88 Total Class Principal - Original Pool                        $167,554,000.00         $167,554,000.00
89 Interest Remittance Amount                                        746,222.98              746,222.98
90 Interest Rate Factor/1000                                           4.453627                4.453627

91 Total Principal Collections                                     3,021,749.44            3,021,749.44
92 Prefunding Account Transfer                                             0.00                    0.00
93 Additional Principal Reduction                                    502,450.50              502,450.50
                                                                 --------------         ---------------
94 Principal Remittance Amount                                     3,524,199.94            3,524,199.94
95 Principal Payment Factor/1000                                      21.033219               21.033219
96 Principal Factor                                                  916.620394              916.620394

97 Prior Month Principal Factor                                      937.653613              937.653613


* Ending balances 8/1/97 were incorrect. 9/1/97 Opening balances are correct.

====================================================================================================================================


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